                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                  ARBOR SOFTWARE CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                                                   June 24, 1996

TO THE STOCKHOLDERS OF ARBOR SOFTWARE CORPORATION

Dear Stockholder:


    You are cordially invited to attend the Annual Meeting of Stockholders of Arbor Software Corporation (the "Company"), which will be held at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301, on Tuesday, July 23, 1996, at 10:00 a.m.


    Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

    It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

    On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ James A. Dorrian

                                          James A. Dorrian
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          DIRECTOR

                           ARBOR SOFTWARE CORPORATION
                            1325 CHESAPEAKE TERRACE
                          SUNNYVALE, CALIFORNIA 94089

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 23, 1996

                            ------------------------


    The Annual Meeting of Stockholders ("Annual Meeting") of Arbor Software Corporation (the "Company") will be held at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301, on Tuesday, July 23, 1996, at 10:00 a.m. for the following purposes:


        1. To elect five members of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

        2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares;

        3.     To  approve   an  amendment  to   the  Company's  Certificate  of
    Incorporation increasing the number of shares of the Company's Common Stock reserved for issuance thereunder by 25,000,000 shares;

        4. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending March 31, 1997; and

        5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the attached Proxy Statement.

    Only stockholders of record at the close of business on June 14, 1996 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 1325 Chesapeake Terrace, Sunnyvale, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Robert V. Gunderson, Jr.

                                          Robert V. Gunderson, Jr.
                                          SECRETARY
Sunnyvale, California
June 24, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                           ARBOR SOFTWARE CORPORATION
                            1325 CHESAPEAKE TERRACE
                          SUNNYVALE, CALIFORNIA 94089

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 23, 1996

                            ------------------------


    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Arbor Software Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301, on Tuesday, July 23, 1996, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about June 24, 1996.


                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES


    The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On June 14, 1996, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 10,922,607 shares of Common Stock outstanding. Each stockholder of record on June 14, 1996 is entitled to one vote for each share of Common Stock held by such stockholder on June 14, 1996. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.


QUORUM REQUIRED

    The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

    PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes are not counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

    PROPOSAL 2. Approval of the adoption of the amendment to the Company's 1995 Stock Option/ Stock Issuance Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against the proposal. Broker non-votes will be treated as not entitled to vote on this matter and thus will have no effect on the outcome of the vote.

    PROPOSAL 3. Approval of the adoption of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes will be treated as votes against the proposal.

    PROPOSAL 4. Ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending March 31, 1997 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

    Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposals No. 2, No. 3 and No. 4 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company also has retained Morrow & Co. to assist in the solicitation of proxies. Morrow & Co. will receive a fee for such services of approximately $3,000 plus out-of-pocket expenses, which will be paid by the Company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of May 31, 1996, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The five Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

                                              POSITIONS AND OFFICES
       NOMINEES             AGE               HELD WITH THE COMPANY
- - ----------------------      ---      ----------------------------------------
James A. Dorrian                43   President, Chief Executive Officer and
                                      Director
John T. Chambers                46   Director
Douglas M. Leone                38   Director
Mark W. Perry                   52   Director
Ann L. Winblad                  44   Director

    Mr. Dorrian, co-founder of the Company, has served as its President and Chief Executive Officer since the inception of the Company in April 1991. Prior to co-founding the Company, Mr. Dorrian was the President of Solutions Technology, Inc., a software consulting firm specializing in financial software systems development. Previously, Mr. Dorrian was Western States Director for Thorn EMI Computer Software, a developer of Executive Information Systems software. Mr. Dorrian holds a B.A. in Economics from Indiana University.

    Mr. Chambers has been a director of the Company since February 1995. Mr. Chambers has also been with Cisco Systems, Inc. ("Cisco Systems"), a developer of multiprotocol internetworking systems, since January 1991. His current positions at Cisco Systems are director and President. Prior to his employment at Cisco Systems, he was with Wang Laboratories for eight years, most recently as Senior Vice President of U.S. Operations.

    Mr. Leone has been a director of the Company since June 1991. Mr. Leone has been a General Partner of Sequoia Capital VI, a venture capital investment firm, since March 1993. From July 1988 to February 1993, Mr. Leone was an Associate at Sequoia Capital, a venture capital investment firm. Mr. Leone holds a B.S. in Mechanical Engineering from Cornell University, an M.S. in Industrial Engineering from Columbia University, and an M.S. in Management from the Massachusetts Institute of Technology.

    Mr. Perry has been a director of the Company since February 1993. Mr. Perry is also Chairman of Viewstar Corporation. From July 1985 to November 1993, Mr. Perry was at Silicon Graphics, Inc., where his last position was Vice-Chairman. Mr. Perry holds a B.A. in Economics from Amherst College and an M.B.A. from the Harvard Business School.

    Ms. Winblad has been a director of the Company since June 1991. Ms. Winblad has been a General Partner of Hummer Winblad Venture Partners, a venture capital investment firm, since 1989. Ms. Winblad holds B.A. degrees in Mathematics and Business from College of St. Catherine and an M.A. in Education from the College of St. Thomas.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the fiscal year ended March 31, 1996, the Board of Directors held eight meetings and acted by written consent on nine occasions. For the fiscal year, each of the current directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

    During the fiscal year ended March 31, 1996, the Audit Committee of the Board of Directors met twice. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee are Messrs. Chambers and Leone.

    During the fiscal year ended March 31, 1996, the Compensation Committee of the Board of Directors met three times. The Compensation Committee reviews the performance and sets the compensation of the Chief Executive Officer of the Company, and approves the compensation of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The Compensation Committee also administers the Company's 1995 Stock Option/Stock Issuance Plan with respect to the Company's executive officers. The members of the Compensation Committee are Mr. Perry and Ms. Winblad.

DIRECTOR COMPENSATION

    Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

    Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option/Stock Issuance Plan. Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after the date of the Company's initial public offering will be granted an option to purchase 20,000 shares on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, at each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who continues to serve and has served as a non-employee Board member for at least six months prior to such Annual Meeting will receive an additional option grant to purchase 5,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company. For further information concerning the terms of these automatic grants, please see the summary of the Automatic Option Grant Program below under the heading, "Proposal No. 2: Amendment of the 1995 Stock Option/Stock Issuance Plan."

    On August 31, 1995 (prior to the Company's initial public offering), Mr. Perry was granted an option to purchase 10,156 shares of Common Stock at an exercise price of $6.00 per share.

    Non-employee Board members not serving on the Compensation Committee and directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1995 Stock Option/Stock Issuance Plan, and such employee-directors are also eligible to participate in the Company's Employee Stock Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2
                                  AMENDMENT OF
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN

    The stockholders are being asked to vote on a proposal to approve an amendment to the Arbor Software Corporation 1995 Stock Option/Stock Issuance Plan (the "Option Plan") to increase the number of shares of Common Stock available for issuance under the Option Plan by 1,000,000 shares to a total of 2,286,408 shares of Common Stock. The Board of Directors (the "Board") adopted the amendment on June 6, 1996, subject to stockholder approval at the 1996 Annual Meeting. The following is a description of the Option Plan. The Company established the Option Plan as a successor to the 1992 Stock Option Plan ("Predecessor Plan") to provide a means whereby employees, officers, directors, consultants, and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Option Plan was adopted by the Board on August 31, 1995 and approved by the stockholders on September 15, 1995. The Board believes that option grants under the Option Plan play an important role in the Company's efforts to attract, employ, and retain employees, directors, and consultants of outstanding ability.

    The principal terms and provisions of the Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Sunnyvale, California.

    STRUCTURE.    The  Option  Plan  contains  four  separate  equity  incentive programs: (i) a Discretionary Option Grant Program under which employees, consultants and certain Board members may be granted stock options to purchase shares of Common Stock, (ii) an Automatic Option Grant Program under which option grants will be made at specified intervals to the non-employee Board members, (iii) a Salary Investment Option Grant Program under which employees may elect to have their base salary reduced each year in return for options to purchase shares of Common Stock at a discount from current fair market value equal to the amount of their salary reduction, and (iv) a Stock Issuance Program under which eligible individuals may be issued shares of Common Stock directly, through the immediate purchase of the shares, or as a bonus tied to the performance of services.

    ADMINISTRATION. The Compensation Committee of the Board, which is comprised of two (2) or more Board members ("Committee"), administers the Option Plan. Committee members serve for such period of time as the Board may determine. No Board member may serve on the Committee if he or she has received an option grant or stock award under the Option Plan or under any other stock plan of the Company or its parent or subsidiary corporations within the twelve (12) month period preceding his or her appointment to the Committee (or, if shorter, the period commencing on the date of effectiveness of the Company's initial public offering and ending with the date of appointment to the Committee), other than grants under the Automatic Option Grant Program. The Option Plan may also be administered by the Board or a secondary committee comprised of one or more Board members with respect to optionees who are not executive officers subject to the short-swing profit rules of Federal securities laws.

    The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") which satisfies the requirements of section 422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements, and the remaining provisions of the option grant. The Committee also has full authority to determine the eligible individuals who are to receive stock issuances, the number of shares to be issued to each participant, the time or times when such issuances are to be made, and the remaining provisions of the stock issuance. The Committee has sole and exclusive authority to select the individuals eligible to participate in the Salary Investment Option Grant Program.

    ELIGIBILITY. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program. A non-employee member of the board of directors of the Company or any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program, provided he or she is not a member of the Committee. Only the Company's employees are eligible to participate in the Salary Investment Option Grant Program, and only non-employee directors of the Company are eligible to participate in the Automatic Option Grant Program.


    As of May 31, 1996, approximately 150 persons (including five officers and four non-employee directors) were eligible to participate in the Option Plan.


    SECURITIES SUBJECT TO OPTION PLAN. The number of shares of Common Stock which may be issued over the term of the Option Plan shall not exceed 2,286,408 shares, including an increase of 1,000,000 shares, which is the subject of this Proposal No. 2. Such share reserve will be subject to further adjustment in the event of subsequent changes to the capital structure of the Company. The shares may be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased on the open market.

    No one person participating in the Option Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock per calendar year.

    Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

    PRICE AND EXERCISABILITY. The option exercise price per share in the case of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, eighty-five percent (85%) of the fair market value of the Common Stock on the grant date. Options granted under the Discretionary Option Grant Program become exercisable at such time or times, and during such period, as the Committee may determine and set forth in the instrument evidencing the option grant. In any event, options granted under the Option Plan may not have a term in excess of 10 years.

    The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by authorizing a Company loan to the optionee. The terms and conditions of any such loan will be established by the Committee in its sole discretion.

    No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

    TERMINATION OF SERVICE. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, moreover, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The optionee will be deemed to continue in service for so long as such individual performs services for the Company (or any parent or subsidiary corporation), whether as an employee, independent contractor, consultant or Board member.

    The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

    INCENTIVE OPTIONS. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under section 422 of the Code shall not exceed one hundred thousand dollars ($100,000).

    If an employee to whom an Incentive Option is granted is the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, then the option price per share will be at least one hundred and ten percent (110%) of the fair market value per share on the grant date, and the option term will not exceed five (5) years, measured from the grant date.

    LIMITED STOCK APPRECIATION RIGHTS. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six (6)
months may be unconditionally surrendered by the officer, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer or, if greater, the fair market value per share of the Common Stock over (ii) the option exercise price.

    TANDEM STOCK APPRECIATION RIGHTS. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right, subject to the Committee's approval, to surrender their options for a distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.

AUTOMATIC OPTION GRANT PROGRAM

    Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

    - Each individual who first becomes a non-employee Board member after the date of the initial public offering, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a nonstatutory stock option to purchase 20,000 shares of Common Stock, provided such individual has not previously been in the employ of the Company.

    - On the date of each Annual Stockholders Meeting beginning with the 1996 Annual Meeting, each individual who is to continue as a non-employee Board member will receive an additional grant of a nonstatutory stock option under the Option Plan to purchase 5,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

    Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

        1. The option price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date and each option is to have a maximum term of ten years measured from the grant date.

        2. Each automatic option grant will be immediately exercisable for all of the option shares, but the shares purchasable under the option will be subject to repurchase at the original exercise price in the event the optionee's Board service should cease prior to full vesting. With respect to each initial grant, the repurchase right will lapse and the optionee vest in a series of four (4) successive equal annual installments, measured from the grant date, provided such optionee continues service as a Board member. Each annual grant will vest upon the optionee's completion of one (1) year of service as a Board member, measured from the option grant date.

        3. The option will remain exercisable for a twelve (12)-month period following the optionee's termination of service as a Board member for any reason. Should the optionee die while serving as a Board member or during the twelve (12)-month period following his or her cessation of Board service, then such option may be exercised during the twelve (12)-month period following such optionee's cessation of service by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of vested shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service.

        4. The option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will become fully vested in the event of the optionee's cessation of Board service by reason of death or permanent disability.


        5. Upon the occurrence of a hostile tender offer, the optionee shall have a thirty (30) day period in which to surrender to the Company each automatic option which has been in effect for at least six (6) months (whether or not the optionee is vested in such option) and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer or, if greater, the fair market value per share of the Common Stock over (ii) the option exercise price payable per share.

        6. Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the options will in general conform to the terms described above for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely in consideration of past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

    All outstanding repurchase rights under the Stock Issuance Program will terminate automatically (and all shares subject to such terminated rights will fully vest) in the event of a Corporate Transaction (as defined below) unless such repurchase rights are assigned. If the repurchase rights are assigned pursuant to a Corporate Transaction, such rights will automatically terminate, and the shares subject to such rights fully vest, if the participant's service should subsequently terminate by reason of an involuntary or constructive termination within eighteen (18) months following the effective date of such Corporate Transaction.

SALARY INVESTMENT OPTION GRANT PROGRAM

    The Committee will have complete discretion in selecting the individuals who are to participate in the Salary Investment Option Grant Program. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Committee an irrevocable authorization directing the Company to reduce, by a designated multiple of one percent (1%), his or her base salary for the upcoming calendar year. Such salary reduction will be in an amount not less than five percent (5%) of base salary. To the extent the Committee approves one or more salary reduction authorizations, the affected individuals will be granted options under the program.

    Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

    - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the grant date.

    - The number of option shares will be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the grant is made.

    - Provided the optionee continues in service, the option will become exercisable in a series of twelve (12) equal successive monthly installments in the calendar year for which the salary reduction is in effect.

    - Each option will have a term of ten years measured from the grant date.

GENERAL PROVISIONS

    ACCELERATION   OF  OPTIONS/TERMINATION  OF  REPURCHASE  RIGHTS.    Upon  the
occurrence of either of the following transactions (a "Corporate Transaction"):

        (i) the sale, transfer, or other disposition of all, or substantially all, of the Company's assets in complete liquidation or dissolution of the Company, or

        (ii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option shall not accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

    Also upon  a Corporate  Transaction,  the Company's  outstanding  repurchase
rights   will  terminate   automatically  unless   assigned  to   the  successor
corporation.

    Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Company's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary or constructive termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the employment termination.

    Upon the occurrence of the following transactions ("Change in Control"):

        (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than fifty percent (50%) of the Company's outstanding voting stock without the Board's recommendation, or

        (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases by reason of a proxy contest to be comprised of individuals who (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for selection as Board members by a majority of the Board in (a) who were still in office at the time such election or nomination was approved by the Board, the Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights. The Committee also has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

    The acceleration of options in the event of a Corporate Transaction or change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

    VALUATION. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing price of the Common Stock on May 31, 1996 was $63.75 per share.

    CHANGES IN CAPITALIZATION. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

    OPTION PLAN AMENDMENTS. The Board may amend or modify the Option Plan in any and all respects whatsoever, except that the Automatic Option Grant Program may not be amended more often than every six months. However, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

    Unless sooner terminated by the Board, the Option Plan will in all events terminate on September 30, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

    As of March 31, 1996 options covering 913,940 shares were outstanding under the Option Plan, 302,561 shares remained available for future option grants, and 76,213 shares have been issued under the Option Plan. The expiration dates for all such options range from June 2000 to February 2006.

NEW PLAN BENEFITS

    Except as set forth above under the caption "Automatic Option Grant Program," grants to be made under the Option Plan in the future are at the discretion of the Committee and are not determinable at this time. No grants other than option grants have been made under the Option Plan to date. The following table shows all option grants made under the Option Plan during the fiscal year ending March 31, 1996, to all current executive officers as a group, all current directors who are not executive officers as a group, and all employees (including all current officers who are not executive officers) as a group, respectively:

                                                                NUMBER OF
GROUP                                                         OPTION SHARES
- - ------------------------------------------------------------  -------------
All current executive officers as a group (five persons)....       109,500
All current directors (other than executive officers) as a
 group (four persons).......................................        10,156
All employees, (including current officers who are not
 executive officers), as a group (125 persons)..............       471,531

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

    Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

    For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option.

    The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

        (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

        (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

        The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

    STOCK ISSUANCES. The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of nonstatutory option grants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of May 31, 1996 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors, and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                        SHARES BENEFICIALLY
                                                            OWNED (1)(2)
                                                    ----------------------------
                                                     NUMBER OF    PERCENTAGE OF
BENEFICIAL OWNER                                      SHARES          CLASS
- - --------------------------------------------------  -----------  ---------------
James A. Dorrian (3)..............................      631,217          5.8%
George H. Colliat (4).............................       95,971         *
Kirk A. Cruikshank (5)............................      109,500          1.0
John M. Dillon (6)................................      155,900          1.4
Stephen V. Imbler (7).............................      110,900          1.0
John T. Chambers (8)..............................       62,501         *
Douglas M. Leone..................................       36,338         *
Mark W. Perry (9).................................       42,631         *
Ann L. Winblad (10)...............................      322,360          3.0
All directors and executive officers as a group (9
 persons including those listed above) (11).......    1,567,266         14.0

- - ------------------------
 *  Less than 1% of the outstanding shares of Common Stock.

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after May 31, 1996.

 (3) Includes options exercisable into 22,500 shares of Common Stock under the Option Plan.

 (4) Includes options exercisable into 67,000 shares of Common Stock under the Option Plan.

 (5) Includes options exercisable into 50,000 shares of Common Stock under the Option Plan.

 (6) Includes options exercisable into 50,000 shares of Common Stock under the Option Plan.

 (7) Includes options exercisable into 100,000 shares of Common Stock under the Option Plan.

 (8) Includes options exercisable into 37,500 shares of Common Stock under the Option Plan.

 (9) Includes options exercisable into 10,156 shares of Common Stock under the Option Plan.

(10) Includes options exercisable into 22,500 shares of Common Stock under the Option Plan.

(11) Includes options exercisable into 359,656 shares of Common Stock under the Option Plan.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

    The Company has entered into agreements with each of the Company's executive officers pursuant to which the Company has agreed to accelerate the vesting of up to 25% of the securities subject to vesting then held by each such officer following the occurrence of certain changes in control, including by merger, sale of assets or change in the composition of the Board of Directors. In addition, should the affected officer's employment be involuntarily terminated within the twenty-four (24) month period following such a change in control, then all of such officer's option shares shall become fully vested.

    The Compensation Committee as administrator of the Option Plan will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and any other executive officer or the shares of Common Stock subject to direct issuances held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Company's Board of Directors (the "Committee") has the authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and to administer the Company's 1995 Stock Option/Stock Issuance Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the authority to establish the level of base salary payable to all other employees of the Company, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

    For fiscal 1996, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were informal surveys conducted by Company personnel among local companies. However, the CEO made the final compensation decisions concerning such officers.

    GENERAL COMPENSATION POLICY. The CEO's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the CEO's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

    In preparing the performance graph for this Proxy Statement, the Company has selected the Nasdaq Stock Market U.S. Total Return Index and the Hambrecht & Quist Software Sector Index. The companies included in the Company's informal survey are not necessarily those included in the Indices, because the latter were determined not to be competitive with the Company for executive talent or because compensation information was not available to the Company.

    BASE SALARY. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete with the Company for executive talent on the basis of informal surveys conducted by the Company.

    ANNUAL CASH BONUSES. Each executive officer has an established bonus target each fiscal year. The annual pool of bonuses for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year, a range for the executive's contribution and a measure of customer satisfaction. For fiscal 1996, the Company exceeded its performance targets. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with greater weight being given to achievement of corporate rather than functional objectives.

    LONG-TERM INCENTIVE COMPENSATION. During fiscal 1996, the Committee made an option grant to Stephen V. Imbler under the 1995 Stock Option/Stock Issuance Plan. Generally, a significant grant is made in the year that an officer commences employment and no grant is made in the second year. Generally, the size of each grant is set at a level that the Committee deems appropriate, to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

    Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four year period, contingent upon the executive officer's continued employment with the Company, and the vesting schedule is adjusted to reflect existing grants to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

    CEO COMPENSATION. The annual base salary for Mr. Dorrian, the Company's President and CEO, was established by the Committee in July 1995. The Committee's decision was made primarily on the basis of Mr. Dorrian's personal performance of his duties.

    The remaining components of the CEO's fiscal 1996 incentive compensation were entirely dependent upon the Company's financial performance and provided no dollar guarantees. The bonus paid to the CEO for fiscal 1996 was based on the same incentive plan as for all other officers who receive bonuses. Specifically, a target incentive was established at the beginning of the fiscal year using an agreed-upon formula based on Company revenue and profit before interest. Each fiscal year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit before interest.

    TAX LIMITATION. As a result of Federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a Federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. This limitation will be in effect for all fiscal years of the Company ending after the Company's initial public offering. The stockholders approved the Company's 1995 Stock Option/Stock Issuance Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Accordingly, any compensation deemed paid to an executive officer when he exercises an option under the 1995 Stock Option/Stock Issuance Plan with an exercise price equal to the fair market value of the option shares on the grant date will generally qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the 1997 fiscal year will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of the cash compensation payable to the Company's executive officers to the $1 million cap.

                                          Compensation Committee

                                          Mark W. Perry
                                          Ann L. Winblad

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    The Compensation Committee of the Company's Board of Directors was formed in June 1992, and the members of the Compensation Committee are Mr. Perry and Ms. Winblad. Neither of these individuals was at any time during fiscal 1996, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                            STOCK PERFORMANCE GRAPH

    The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between November 7, 1995 (the date the Company's Common Stock commenced public trading) and March 31, 1996 with the cumulative total return of (i) the Nasdaq Stock Market Total Return Index (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the Hambrecht & Quist Software Sector Index (the "H&Q Software Sector Index"), over the same period. This graph assumes the investment of $100.00 on November 7, 1995 in the Company's Common Stock, the Nasdaq Stock Market-U.S. Index and the H&Q Software Sector Index, and assumes the reinvestment of dividends, if any.

    The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Hambrecht & Quist LLC, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG ARBOR SOFTWARE CORPORATION,
      THE NASDAQ STOCK MARKET-U.S. INDEX AND THE H&Q SOFTWARE SECTOR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ARBOR SOFTWARE    NASDAQ STOCK    H&Q SOFTWARE
11/7/95                100             100             100
Nov-95              109.55           99.73          100.78
Dec-95              120.38           99.22           97.65
Jan-96              104.46           99.73           99.71
Feb-96              109.55          103.55          101.75
Mar-96              110.19          103.84          106.57

    The Company effected its initial public offering on November 6, 1995 at a per share price of $17.00. The graph above, however, commences with the closing price of $39.25 per share on November 7, 1995 -- the date the Company's Common Stock commenced public trading.

    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as such at the end of fiscal 1996 (collectively, the "Named Officers"), each of whose aggregate compensation for fiscal 1996 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                                                                        COMPENSATION
                                                                                                        -------------
                                                                                                          NUMBER OF
                                                                                 ANNUAL COMPENSATION     SECURITIES
                                                                      FISCAL    ----------------------   UNDERLYING
NAME AND PRINCIPAL POSITION                                            YEAR     SALARY (1)  BONUS (1)    OPTIONS (2)
- - -------------------------------------------------------------------  ---------  ---------  -----------  -------------
James A. Dorrian...................................................       1996    152,500      42,886        --
 President, Chief Executive Officer                                       1995    129,307      10,887        --
 and Director

George H. Colliat (4)..............................................       1996    148,000      42,886        --
 Vice President of Engineering                                            1995     86,000       6,351        --

Kirk A. Cruikshank.................................................       1996    134,375      42,886        --
 Vice President of Marketing                                              1995    128,539      10,887        --

John M. Dillon (4).................................................       1996    314,621      --            --
 Vice President of Sales                                                  1995    218,992      --            --

Stephen V. Imbler..................................................       1996     94,231      68,591        109,500
 Vice President of Finance and Chief                                      1995     --          --            --
 Financial Officer

- - ------------------------
(1) Includes amounts deferred under the 401(k) plan.

(2) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive payments during the year covered by the table.

(3) Salary amounts include commissions earned in the respective fiscal years.

    The following table contains information concerning the stock option grants made to each of the Named Officers during fiscal year 1996. No stock appreciation rights were granted to these individuals during such year.


                       OPTION GRANTS IN LAST FISCAL YEAR


                                                     INDIVIDUAL GRANTS (1)                    POTENTIAL REALIZABLE
                                      ----------------------------------------------------      VALUE AT ASSUMED
                                       NUMBER OF    % OF TOTAL                               ANNUAL RATES OF STOCK
                                      SECURITIES      OPTIONS                                  PRICE APPRECIATION
                                      UNDERLYING    GRANTED TO     EXERCISE                   FOR OPTION TERM (2)
                                        OPTIONS      EMPLOYEES       PRICE     EXPIRATION   ------------------------
NAME                                    GRANTED       IN 1996      PER SHARE      DATE          5%           10%
- - ------------------------------------  -----------  -------------  -----------  -----------  -----------  -----------
James A. Dorrian....................      --            --            --           --           --           --
George H. Colliat...................      --            --            --           --           --           --
Kirk A. Cruikshank..................      --            --            --           --           --           --
John M. Dillon......................      --            --            --           --           --           --
Stephen V. Imbler...................     109,500          17.2%    $    3.33      7/16/05   $   229,544  $   581,710


- - ------------------------

(1) The option listed in the table was granted on July 17, 1995. The option is immediately exercisable, subject to a right of repurchase by the Company at the original exercise price prior to vesting in such shares. The repurchase right lapses and the optionee vests as to 25% of the option shares on the first anniversary of the option grant date and as to the balance of the shares ratably upon optionee's completion of the next 36 months of service thereafter. The exercise price for the option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The plan administrator has the discretionary authority to reprice the option through the cancellation of that option and the grant of a replacement option with an exercise price based on the fair market value of the option shares on the regrant date. The option has a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Under the option, the option shares will vest upon an acquisition of the Company by merger or asset sale, unless the Company's repurchase right with respect to the unvested option shares is transferred to the acquiring entity.



(2) There can be no assurance provided to the executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grant made to the executive officer.

    The following table sets forth information concerning option exercises in fiscal 1996 and option holdings as of the end of fiscal 1996 with respect to each of the Named Officers. No stock appreciation rights were exercised during that year or outstanding at the end of that year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                           NUMBER OF
                                              VALUE REALIZED         SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                             (MARKET PRICE AT         UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                                SHARES         EXERCISE LESS           AT FY-END (#) (1)               AT FY-END ($) (2)(3)
                              ACQUIRED ON        EXERCISE       --------------------------------  ------------------------------
NAME                        EXERCISE (#) (1)    PRICE) (2)      EXERCISABLE (1)   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
- - --------------------------  ---------------  -----------------  -------------  -----------------  -----------  -----------------
James A. Dorrian..........        --                --               22,500           --             961,875          --
George H. Colliat.........        42,500           636,300           67,000           --           2,876,265          --
Kirk A. Cruikshank........       109,500           335,175           --               --              --              --
John M. Dillon............       109,500            85,905           --               --              --              --
Stephen V. Imbler.........         9,500            72,865          100,000           --           3,992,000          --

- - ------------------------------

(1) The options are immediately exercisable for all the option shares but any shares purchased thereunder will be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service to the Company prior to vesting in such shares. As of March 31, 1996, the repurchase right had lapsed as to approximately 6,093 option shares for Mr. Dorrian, 32,625 shares for Mr. Colliat, 68,750 shares for Mr. Cruikshank, 48,937 shares for Mr. Dillon and 0 shares for Mr. Imbler.


(2) Upon exercise of the options, an option holder did not receive the amount reported above under the column "Value Realized." The amounts reported above under the column "Value Realized" merely reflect the amount by which the fair market value of the Common Stock of the Company on the date the option was exercised exceeded the exercise price of the option. The option holder does not realize any cash until the shares of Common Stock issued upon exercise of the options are sold.

(3) Based on the closing price of the Common Stock of the Company at March 31, 1996, as reported on the Nasdaq National Market, of $43.25 per share, less the exercise price payable for such shares.

     BONUS PLAN.    In fiscal  1996,  the  Company instituted  a  bonus  program pursuant to which bonuses will be paid to executive officers based on individual and Company performance targets.

                DESCRIPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

    The following is a description of the Arbor Software Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was adopted by the Board on August 31, 1995, and approved by the stockholders on September 15, 1995. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code (the "Code"). This description is included to satisfy the requirements of Rule 16b-3(b)(2) under the Federal securities laws in order to ensure the favorable treatment of Rule 16b-3 for the officers participating in the Purchase Plan. Rule 16b-3 exempts certain acquisitions of Common Stock under the Purchase Plan from the Federal securities law rules which prohibit short-swing trading by executive officers.

    The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of the Company at the executive offices in Sunnyvale, California.

    PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and designated parent or subsidiary corporations (collectively, "Participating Companies") an opportunity to participate in the ownership of the Company by purchasing Common Stock of the Company through payroll deductions. The Company currently is the only Participating Company in the Purchase Plan.

    The Purchase Plan is intended to benefit the Company as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a favorable price. The Company believes that the stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

    ADMINISTRATION. The Purchase Plan is administered by the Committee. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants. All cash proceeds received by the Company from payroll deductions under the Purchase Plan shall be credited to a non-interest bearing bank account.

    SHARES AND TERMS. The stock issuable under the Purchase Plan is the Company's authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock that may be issued in the aggregate under the Purchase Plan is 150,000, adjusted as described in the "Adjustments" section of this description. Common Stock subject to a terminated purchase right shall be available for purchase pursuant to purchase rights subsequently granted.

    ADJUSTMENTS. If any change in the Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments shall be made by the Company to the class and maximum number of shares subject to the Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

    ELIGIBILITY. Generally, any individual who is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plan. Approximately 149 employees (including four officers) were eligible to participate in the Purchase Plan as of May 31, 1996.

    OFFERING PERIODS. The Purchase Plan is implemented by offering periods which generally have a duration of twenty-four months; each offering period is comprised of a series of successive purchase periods, which have a duration of six (6) months. The first offering period began on the date of execution of the underwriting agreement in connection with the Company's initial public offering and will end on October 31, 1997; the next offering period will commence on November 1, 1997 and will end on the last business day in October 1999, unless terminated earlier. The purchase periods during the initial offering period end on April 30, 1996, October 31, 1996, April 30, 1997, and October 31, 1997. The Committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period may exceed twenty-four (24) months in length.

    The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the participant's entry date into an offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

    PURCHASE PRICE. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Common Stock on the first day of the applicable offering period or, if later, the participant's entry date into the offering period, or (ii) the fair market value of a share of Common Stock on the purchase date. If a participant's entry date is on a day other than the first day of an offering period, the clause (i) amount will in no event be less than the fair market value of the shares on the first day of such offering period. Generally, the fair market value of the Common Stock on a given date is the closing price of the Common Stock, as reported on the Nasdaq National Market System. The market value of the Common Stock as reported on the Nasdaq National Market as of May 31, 1996, was $63.75 per share.

    LIMITATIONS.   The plan  imposes certain  limitations upon  a  participant's rights to acquire Common Stock, including the following:

        1. No purchase right shall be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or subsidiary corporations.

        2. In no event shall a participant be permitted to purchase more than 500 shares on any one purchase date.

        3. The right to purchase Common Stock under the Purchase Plan (or any other employee stock purchase plan that the Company or any of its subsidiaries may establish) in an offering intended to qualify under Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Common Stock (determined at the time such purchase right is granted) for any calendar year in which such purchase right is outstanding.

    The purchase right shall be exercisable only by the participant during the participant's lifetime and shall not be assignable or transferable by the participant.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. Payment for shares by participants shall be by accumulation of after-tax payroll deductions during the purchase period. The deductions may not exceed 10% of a participant's cash compensation paid during a purchase period. Cash compensation includes regular base pay, any pre-tax contributions made by a participant to any Code section 401(k) plan or section 125 cafeteria benefit program plus any of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, cash compensation does not include any contributions made on a participant's behalf by the Corporation or any corporate affiliate to any deferred compensation plan or welfare benefit program (other than a section 401(k) or 125 plan) now or hereafter maintained by the Corporation.

    The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant's payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the "Limitations" section). No fractional shares shall be purchased. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share will be retained in the participant's account for the subsequent purchase period. No interest shall accrue on the payroll deductions of a participant in the Purchase Plan.

    TERMINATION AND CHANGE TO PAYROLL DEDUCTIONS. A purchase right shall terminate at the end of the offering period or earlier if (i) the participant terminates employment and then any payroll deductions which the participant may have made with respect to a terminated purchase right will be refunded or (ii) the participant elects to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to a terminated purchase right under clause (ii) will be refunded unless the participant elects to have the funds applied to the purchase of shares on the next purchase date. Unless a participant has irrevocably elected otherwise, he or she may decrease his or her deductions once during a purchase period.

    AMENDMENT AND TERMINATION. The Purchase Plan shall continue in effect until the earlier of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Purchase Plan shall have been issued or (iii) a Corporate Transaction, unless the Purchase Plan is earlier terminated by the Board in its discretion.

    The Board may at any time alter, amend, suspend or discontinue the Purchase Plan, provided that, without the approval of the stockholders, no such action may (i) alter the purchase price formula so as to reduce the purchase price payable for shares under the Purchase Plan, (ii) materially increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant, or (iii) materially increase the benefits accruing to participants under the Purchase Plan or materially modify the eligibility requirements.

    In addition, the Company has specifically reserved the right, exercisable in the sole discretion of the Board, to terminate the Purchase Plan immediately following any six-month purchase period. If such right is exercised by the Board, then the Purchase Plan will terminate in its entirety and no further purchase rights will be granted or exercised, and no further payroll deductions shall thereafter be collected under the Purchase Plan.

    CORPORATE TRANSACTION. In the event of (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company (a "Corporate Transaction"), each purchase right under the Purchase Plan will automatically be exercised immediately before consummation of the Corporate Transaction as if such date were the last purchase date of the offering period. The purchase price per share shall be equal to eighty-five percent (85%) of the lower of the (i) fair market value per share of Common Stock on the start date of the offering period (or on the participant's entry date, if later) or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. If a participant's entry date is not the first day of the offering period, the clause
(i) amount will in no event be lesser than the fair market value of such shares on the first day of the offering period. Any payroll deductions not applied to such purchase shall be promptly refunded to the participant.

    The grant of purchase rights under the Purchase Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    PRORATION OF PURCHASE RIGHTS. If the total number of shares of Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Committee shall make a pro rata allocation of the shares remaining.

    FEDERAL INCOME TAX CONSEQUENCES. The following is a general description of certain federal income tax consequences of the Purchase Plan. This description does not purport to be complete.

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. No income is recognized by a participant at the time a right to purchase shares is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

    A participant must recognize taxable income upon a disposition of shares acquired under the Purchase Plan. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of section 423 have been satisfied (a "qualifying disposition"). To satisfy the holding-period requirements of section 423, shares acquired under the Purchase Plan cannot be disposed of within two years after the first day of the offering period during which the shares were purchased (or within two years after the participant's entry date, if that date is later than the beginning of the offering period) nor within one year after the shares were purchased. The U.S. income tax consequences of a qualifying disposition are as follows:

    - The participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the shares on the date of the disposition over the purchase price or (b) 15% of the fair market value of the shares on the first day of the applicable offering period (or on the participant's entry date, if that date is later than the first day of the offering period and if the market value is higher on that date). The Company will not be entitled to any deduction under these circumstances.

    - The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

    A participant who disposes of shares acquired under the Purchase Plan without meeting the holding-period requirements makes a disqualifying disposition of such shares. The U.S. income tax consequences of a disqualifying disposition are as follows:

    - The entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will be entitled to a deduction for the same amount, subject to certain conditions.

    - The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long-term or short-term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

    The foregoing is only a summary of the federal income taxation consequences to the participant and the Company with respect to the shares purchased under the Purchase Plan. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any city, state or foreign country in which the participant may reside.

    NEW PURCHASE PLAN BENEFITS. Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. However, each of the Named Officers, except James A. Dorrian, has the right to purchase a maximum of 500 shares of Common Stock at a price that will not exceed $17.00 per share on each of the April 30, 1996, October 31, 1996, April 30, 1997 and October 31, 1997 purchase dates.

                                 PROPOSAL NO. 3
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

    On June  6,  1996,  the  Board authorized  an  amendment  of  the  Company's
Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share ("Common Stock"), from 25,000,000 to 50,000,000. The stockholders are being asked to approve this proposed amendment. As of March 31, 1996, approximately 10,860,000 shares of Common Stock were issued and outstanding and 1,366,501 shares were reserved for issuance under the Company's Option Plan and Purchase Plan.


    The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes. The Board, however, does not have any specific intentions at this time with respect to the proposed increase in the Company's authorized shares.


    Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 4
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company is asking the stockholders to ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending March 31, 1997. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal 1995 transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% stockholders, except that the following individuals and entities filed a Form 3 late: Mr. Mark Perry, Mr. John Chambers, Ms. Ann Winblad, Mr. John Hummer, Hummer Winblad Technology Fund, L.P., Hummer Winblad Venture Partners, L.P., and Hummer Winblad Equity Partners, L.P.

                                   FORM 10-K

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL 1996, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO ARBOR SOFTWARE CORPORATION, 1325 CHESAPEAKE TERRACE, SUNNYVALE, CALIFORNIA 94089, ATTN: RICK MORRIS, INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    Stockholder proposals that are intended to be presented at the 1997 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than April 16, 1997 in order to be included. Such stockholder proposals should be addressed to Arbor Software Corporation, 1235 Chesapeake Terrace, Sunnyvale, California 94089, Attn: Rick Morris, Investor Relations.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Robert V. Gunderson, Jr.

                                          Robert V. Gunderson, Jr.
                                          SECRETARY

Sunnyvale, California
June 24, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                        ARBOR SOFTWARE CORPORATION 1995
                        STOCK OPTION/STOCK ISSUANCE PLAN
                                  ARTICLE ONE
                               GENERAL PROVISIONS

I.  PURPOSE OF THE PLAN

    This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Arbor Software Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

    Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

    A.  The Plan shall be divided into four separate equity programs:

        (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

        (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock,

       (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

       (iv) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

    B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

    A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. To the extent required by Rule 16b-3 under the 1934 Act, no non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the
Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

    B. Administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

    C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

    D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

    E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

    F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV.  ELIGIBILITY

    A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

        (i) Employees,

        (ii) non-employee members of the Board (other than those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

       (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

    B. Only Employees shall be eligible to participate in the Salary Investment Program.

    C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant and Salary Investment Option Grant Programs, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

    D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant and/or Salary Investment Program to effect stock issuances in accordance with the Stock Issuance Program.

    E. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Plan Effective Date or who are first elected or appointed as non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program on the Plan Effective Date or at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

V.  STOCK SUBJECT TO THE PLAN

    A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,300,721 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan (estimated to be 1,050,721 shares), and an increase of 250,000 shares authorized by the Board under the Plan, and approved by the stockholders on September 15, 1995; plus (ii) an additional increase of 1,000,000 shares authorized by the Board under the Plan, subject to stockholder approval.

    B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1995 calendar year.

    C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor
Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

    D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments deter-mined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

I.  OPTION TERMS

    Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

    A.  EXERCISE PRICE.

    1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

    2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

        (i) cash or check made payable to the Corporation,

        (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

       (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

    C.  EFFECT OF TERMINATION OF SERVICE.

    1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

        (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

        (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

       (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

       (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

        (v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

    2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

        (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

        (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

    D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

    E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

    F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

    The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

    A.  ELIGIBILITY.  Incentive Options may only be granted to Employees.

    B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

    C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

    D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

    A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

    B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

    C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

    D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

    E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen
(18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

    F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

    H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

V.  STOCK APPRECIATION RIGHTS

    A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

    B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

        (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over
    (b) the aggregate exercise price payable for such shares.

        (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

       (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

    C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

        (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

        (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

       (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

       (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                 ARTICLE THREE
                     SALARY INVESTMENT OPTION GRANT PROGRAM

I.  OPTION GRANTS

    Each Employee selected by the Plan Administrator to participate in the Salary Investment Program for any calendar year must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%). The Plan Administrator shall determine whether to approve, in whole or in part, such authorization. To the extent the Plan Administrator approves the authorization, the individual who filed that authorization shall be granted an option under this Salary Investment Program.

II.  OPTION TERMS

    Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below.

    A.  EXERCISE PRICE.

    1. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

    2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

       X = A DIVIDED BY (B X 66 2/3%), where

       X is the number of option shares,

       A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

       B is the Fair Market Value per share of Common Stock on the option grant date.

    C. EXERCISE AND TERM OF OPTIONS. Provided the Optionee continues in Service, the option shall become exercisable for the option shares in a series of twelve (12) successive equal monthly installments on the last day of each of the twelve (12) calendar months in the calendar year for which the option is granted. Each option shall have a maximum term of ten (10) years measured from the option grant date.

    D.  EFFECT OF TERMINATION OF SERVICE.

    1. Should the Optionee cease Service for any reason AFTER his or her outstanding option has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the option term. After the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the option term. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable on the date of such cessation of Service.

    2. Should the Optionee die BEFORE his or her outstanding option becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of the expiration of the option term or the third anniversary of the date of the Optionee's death. However, the option shall, immediately upon the Optionee's death, terminate and cease to be outstanding with respect to the balance of the shares subject to that option.

    3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service BEFORE his or her outstanding option becomes exercisable for any of the option shares, then the Optionee shall have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the option term. However, the option shall, immediately at the time Optionee becomes Permanently Disabled, terminate and cease to be outstanding with respect to the balance of the shares subject to that option.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

    A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate, unless assumed by the successor corporation (or parent thereof).

    B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the expiration of the option term.

    C. The grant of options under the Salary Investment Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

    The remaining terms of each option granted under the Salary Investment Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE THREE
                             STOCK ISSUANCE PROGRAM

I.  STOCK ISSUANCE TERMS

    Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

    A.  PURCHASE PRICE.

    1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

    2. Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

        (i) cash or check made payable to the Corporation, or

        (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

    B.  VESTING PROVISIONS.

    1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

        (i) the Service period to be completed by the Participant or the performance objectives to be attained,

        (ii) the number of installments in which the shares are to vest,

       (iii) the interval or intervals (if any) which are to lapse between installments, and

       (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

    2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

    3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

    4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

    5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

    A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

    B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

    C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a

Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

III.  SHARE ESCROW/LEGENDS

    Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM

I.  OPTION TERMS

    A.  GRANT DATES.  Option grants shall be made on the dates specified below:

    1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock.

    2. On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

    B.  EXERCISE PRICE.

    1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

    2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

    C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

    D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

    E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

        (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the

    Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

        (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

       (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
    (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

       (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

    A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

    B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

    C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

    D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.  AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

    To the extent required by Rule 16b-3 under the 1934 Act, the provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six
(6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

IV.  REMAINING TERMS

    The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX
                                 MISCELLANEOUS

I.  FINANCING

    A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

    B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.  TAX WITHHOLDING

    A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

    B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

        (i) STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        (ii) STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.  EFFECTIVE DATE AND TERM OF THE PLAN

    A. The Discretionary Option Grant, Salary Investment and Stock Issuance Programs shall become effective on the Plan Effective Date and options may be granted under the Discretionary Option Grant Program from and after the Plan Effective Date. The Automatic Option Grant Program shall also become effective on the Plan Effective Date and the initial options under the Automatic Option Grant Program shall be made to the Eligible Directors at that time.

    B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon the Plan Effective Date, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

    C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

    D. On June 6, 1996, the Board approved an increase in the number of shares issuable under the Plan by 1,000,000 shares to 2,050,721 shares, subject to approval by the Corporation's stockholders at the 1996 Annual Stockholders Meeting. No options may be exercised and no shares may be issued on the basis of the 1,000,000 share increase prior to stockholder approval of such increase. Should stockholder approval not be obtained, then any options granted on the basis of such share increase shall expire. Except as so limited, the Plan Administrator may grant options at any time before expiration of the Plan. The provisions in the 1996 restatement of the Plan shall apply only to options and stock awards granted under the Plan from and after the effective date of such restatement. All options and stock awards granted under the Plan immediately prior to the effective date of such restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option or stock award) as in effect on the date each such option or stock award was previously granted, and nothing in the 1996 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock awards with respect to the acquisition of shares of Common Stock thereunder.

    E.  The Plan shall  terminate upon the EARLIEST  of (i) September 30,  2005,
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV.  AMENDMENT OF THE PLAN

    A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization,
(ii)  materially modify the  eligibility requirements for  Plan participation or
(iii) materially increase the benefits accruing to Plan participants.

    B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

V.  USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

    A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock
(i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

    B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

    Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

    The following definitions shall be in effect under the Plan:

    A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

    B.  BOARD shall mean the Corporation's Board of Directors.

    C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

        (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

    D.  CODE shall mean the Internal Revenue Code of 1986, as amended.

    E.  COMMON STOCK shall mean the Corporation's common stock.

    F.      CORPORATE   TRANSACTION   shall  mean   either   of   the  following
stockholder-approved transactions to which the Corporation is a party:

        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

    G.    CORPORATION  shall  mean   Arbor  Software  Corporation,  a   Delaware
corporation.

    H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

    I. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

    J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

    K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

    L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

    M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

       (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share.

    N. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

        (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

        (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

    O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

    P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

        (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

    Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any

Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

    R.  1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

    S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

    T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

    U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

    W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

    X. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

    Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

    Z. PLAN EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

    AA.    PREDECESSOR PLAN  shall mean  the  Corporation's existing  1992 Stock
Option Plan.

    BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

    CC. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

    DD. SALARY INVESTMENT PROGRAM shall mean the salary reduction grant program in effect under the Plan.

    EE. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

    FF. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

    GG. SECTION 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

    HH. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

    II. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

    JJ.   STOCK ISSUANCE AGREEMENT shall mean  the agreement entered into by the
Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

    KK.   STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

    LL. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    MM. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

    NN. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

    OO.  10% STOCKHOLDER shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

    PP. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                              ARBOR SOFTWARE CORPORATION

                    ANNUAL MEETING OF STOCKHOLDERS, JULY 23, 1996

P
R
O           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
X                             ARBOR SOFTWARE CORPORATION
Y
         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 23, 1996 and the Proxy Statement and appoints Stephen V. Imbler and Teresa Malo, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Arbor Software Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301 on Tuesday, July 23, 1996, at 10:00 a.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

                                                          --------------
                                                            SEE REVERSE
           CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
                                                          ---------------

/   /    PLEASE MARK VOTES
         AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND A VOTE FOR THE OTHER PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

1.   To elect the following
     directors to serve for
     a term ending upon the
     1997 Annual Meeting of
     Stockholders or until
     their successors are
     elected and qualified:

NOMINEES:  James A. Dorrian, John T. Chambers,
Douglas M. Leone,  Mark W. Perry and Ann L. Winblad.

    FOR                              WITHHOLD
    ALL    /   /          /   /     AUTHORITY
 NOMINEES                           TO VOTE FOR
                                    ALL NOMINEES


/   / ___________________________
For all nominees, except for any nominee(s) whose name is written in the space provided above.


2.  To approve an amendment to the          FOR       AGAINST       ABSTAIN
    Company's 1995 Stock Option/Stock     /   /       /   /         /   /
    Issuance Plan to increase the
    number of shares of Common Stock
    authorized for issuance
    thereunder by 1,000,000 shares.


3.  To approve an amendment to the          FOR       AGAINST       ABSTAIN
    Company's Certificate of              /   /       /   /         /   /
    Incorporation increasing the
    number of shares of the Company's
    Common Stock reserved for
    issuance thereunder by 25,000,000
    shares.



4.  To ratify the appointment of            FOR       AGAINST       ABSTAIN
    Price Waterhouse LLP as the           /   /       /   /         /   /
    Company's independent auditors
    for the fiscal year ending March
    31, 1997.


5. To transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

           MARK HERE
          FOR ADDRESS        /     /
          CHANGE AND
          NOTE AT LEFT


Please sign your name.

    Signature: ______________________________  Date:  __________

    Signature: ______________________________  Date:  __________